UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
  SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   August 18, 2003

TOYS “R” US, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11609	22-3260693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey		07470
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code		(973) 617-3500

461 From Road, Paramus, NJ 07652
(Former name or former address, if changed since last report)

Item 7.		Financial Statements, Pro Forma Financial Information and Exhibits

( c )	Exhibits.

Exhibit 99.1		Press Release of Toys “R” Us, Inc. dated August 18, 2003

Item 12.		Results of Operations and Financial Condition
On August 18, 2003, Toys “R” Us, Inc. issued a press release announcing the results of its second quarter ended August 2, 2003. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

DATE August 18, 2003	BY	/s/ Louis Lipschitz
Louis Lipschitz
Executive Vice President and
Chief Financial Officer